Consolidated Statements of Comprehensive Income (Parenthetical) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2012 Class A ordinary shares [Member]	Dec. 31, 2011 Class A ordinary shares [Member]	Dec. 31, 2010 Class A ordinary shares [Member]
Number of ordinary shares that each ADS represents					8	8	8
Revenues, cost of revenues and operating expenses include transactions with related parties as follows:
Net advertising revenues	$ 5,688	35,438	26,201	4,824
Paid service revenues	68,879	429,125	445,096	294,027
Cost of revenues	(10,831)	(67,481)	(73,833)	(38,800)
Sales and marketing expenses	(147)	(916)	(663)	(438)
General and administrative expenses	(104)	(646)	(1,139)	(617)
Technology and product development expenses	$ 0	0	(533)	(314)